UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 11, 2010

IMPERIAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-152160	83-0512922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, NV	89706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  775-884-9380

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

(a)           Imperial Resources, Inc. (the “Company”) is pleased to announce that its wholly-owned subsidiary, Imperial Oil and Gas, Inc., a Delaware corporation, has moved its corporate headquarters to 106 East 6th Street, Suite 900, Austin, Texas 78701.

(b)           On April 29, 2010, a stockholder of the Company returned 9,900,000 shares of the Company’s common stock to treasury for cancellation.  As a result, the number of shares of the Company’s common stock outstanding was reduced from 49,900,000 to 40,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL RESOURCES, INC.

Date: May 11, 2010	By:	/s/ James Payyappilly
James Payyappilly Chief Executive Officer, President and Director